UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 30, 2008

Allied World Assurance Company Holdings, Ltd
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-32938	98-0481737
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

27 Richmond Road, Pembroke, Bermuda,		HM 08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	441-278-5400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2008, Allied World Assurance Company, Ltd ("Allied World"), a subsidiary of Allied World Assurance Company Holdings, Ltd (the "Company"), amended its existing collateralized letter of credit facility, dated March 5, 2007, with Citibank Europe plc ("CEP") to provide Allied World with greater flexibility by expanding the types of securities that are eligible to be posted as collateral thereunder (the "Amended LOC Facility"). CEP has also increased the maximum aggregate amount available under the facility from $750 million to $900 million on an uncommitted basis.

In order to effectuate the expansion of eligible securities under the Amended LOC Facility, on December 30, 2008, Allied World, CEP and The Bank of New York Mellon (formerly Mellon Bank, N.A.) ("BNY Mellon") entered into a letter agreement (the "Letter Agreement") that amended: (i) Schedule 1 to the Pledge Agreement, dated as of February 28, 2007 (the "Pledge Agreement"), by and between Allied World and CEP; and (ii) Exhibit A to the Account Control Agreement, dated March 5, 2007 (the "Account Control Agreement"), by and among CEP (as secured party), Allied World (as pledgor) and BNY Mellon. Pursuant to the Letter Agreement, certain securities issued by the U.S. Government or its agencies (fully guaranteed) or the central government of an OECD country, in each case rated AA or AA equivalent or better, may be posted as collateral under the Amended LOC Facility. In addition, securities of other institutions that are fully guaranteed by the U.S. Government or the central government of an OECD country and which are rated AA or AA equivalent or better may be deemed eligible by CEP at its sole discretion and posted as collateral by Allied World. All other terms of the Pledge Agreement and the Account Control Agreement, as previously filed by the Company with the Securities and Exchange Commission in a Current Report on Form 8-K on March 6, 2007, remain in full force and effect.

The Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Letter Agreement contained herein is qualified in its entirety by reference to the Letter Agreement filed herewith.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above under "Item 1.01. Entry into a Material Definitive Agreement" is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Ex. No. - Description
-------- - ---------------------
10.1 - Letter Agreement, dated December 30, 2008, by and among Allied World Assurance Company, Ltd, Citibank Europe plc and The Bank of New York Mellon.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied World Assurance Company Holdings, Ltd

January 5, 2009	By:	/s/ Wesley D. Dupont

Name: Wesley D. Dupont
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement, dated December 30, 2008, by and among Allied World Assurance Company, Ltd, Citibank Europe plc and The Bank of New York Mellon.